SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 29, 1999
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                            SMTEK INTERNATIONAL, INC.
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             (Exact name of Registrant as Specified in Charter)


Delaware                              1-8101                 33-0213512
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(State or Other Jurisdiction          (Commission         (IRS Employer
of Incorporation)                     File Number)        Identification No.)


2151 Anchor Court, Thousand Oaks, California                      91320
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:  (805) 376-2595
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Not applicable
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(Former Name or Former Address, if Changed Since Last Report)



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 29, 1999, SMTEK International, Inc. (the "Company") acquired substantially all of the issued and outstanding capital stock of Technetics, Inc., a California corporation ("Technetics"), pursuant to a Stock Purchase Agreement (the "Agreement") between the Company and the shareholders of Technetics (the "Sellers"). In exchange for their Technetics stock, the Sellers received cash of $275,000 and secured promissory notes in the aggregate principal amount of $150,000, subject to adjustment pursuant to Section 1.4 of the Agreement. The amount of the purchase consideration paid by the Company was determined on the basis of Technetics as a going concern including its customer base and business backlog, by a comparison with the valuations placed upon other companies in the industry in recent business combinations, and by strategic considerations.

     Technetics will continue its present operations as a subsidiary of the Company. Technetics is a provider of electronics manufacturing services, including turnkey electronic assembly and manufacturing management services, to original equipment manufacturers in the electronics industry. Technetics' electronics manufacturing services consist primarily of the manufacture of complex printed circuit board assemblies using both surface mount through-hole interconnection technologies.

     For additional information concerning the transaction, reference is made to the Agreement attached hereto as Exhibit 99.1 and to a press release issued on February 3, 1999 attached hereto as Exhibit 99.2


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired. It is impractical to provide the required financial statements for Technetics at the time of filing this report on Form 8-K. Such required financial statements will be filed as an amendment to this report on Form 8-K on or before April 14, 1999.

     (b) Pro Forma Financial Information. It is impractical to provide the required pro forma financial information for the Company at the time of filing this report on Form 8-K. Such pro forma financial information will be filed as an amendment to this report on Form 8-K on or before April 14, 1999.

     (c) Exhibits.


         Exhibit Number                      Description
         ---------------      ---------------------------------------

              99.1            Stock Purchase Agreement dated January 24,
                                1999 between SMTEK International, Inc. and the shareholders of Technetics, Inc.

              99.2            Press Release dated February 3, 1999




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SMTEK INTERNATIONAL, INC.



Date: February 12, 1999                By:      /s/ Richard K. Vitelle
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                                                Richard K. Vitelle
                                                Vice President - Finance
                                                (Principal Financial Officer)